Exhibit 10.5

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

EXECUTION VERSION

FRAMEWORK COLLABORATION AGREEMENT

between

TRON Translationale Onkologie

an der Universitätsmedizin

der Johannes Gutenberg-Universität Mainz gemeinnützige GmbH

Freiligrathstraße 12

D-55131 Mainz, Germany

hereinafter referred to as “TRON”

and

BioNTech SE

An der Goldgrube 12

D-55131 Mainz, Germany

hereinafter referred to as “BIONTECH”

and the subsidiaries of BIONTECH:

BioNTech RNA Pharmaceuticals GmbH

An der Goldgrube 12

D-55131 Mainz, Germany

and

BioNTech Diagnostics GmbH

An der Goldgrube 12

D-55131 Mainz, Germany

and

BioNTech Protein Therapeutics GmbH

An der Goldgrube 12

D-55131 Mainz, Germany

and

BioNTech Cell & Gene Therapies GmbH

An der Goldgrube 12

D-55131 Mainz, Germany

and

BioNTech Innovative Manufacturing Services GmbH

Vollmersbach road 66

D-55743 Idar-Oberstein, Germany

and

JPT Peptide Technologies GmbH

Volmerstrasse 5

D-12489 Berlin, Germany

hereinafter jointly referred to as “BIONTECH SUBSIDIARIES”

BIONTECH and the BIONTECH SUBSIDIARIES hereinafter jointly referred to as the “BIONTECH GROUP”

Effective as of

1 January 2015

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Preamble	4

1. Definitions	5

2. Fields of cooperation	10

3. Implementation of WP5 PROJECTS	11

4. Duties of the parties	13

5. Industrial property rights and copyrights, rights to results	14

6. Financial terms, terms of payment	17

7. Warranty, liability	22

8. Confidentiality, publications	23

9. Term, termination	25

10. Final clauses	26

Signature pages	29

Annex 1A and Annex 1B: List of current (as of the date of execution of this WP5 AGREEMENT) WP5 PROJECTS covered by this WP5 AGREEMENT according to clause 2.2	31

Annex 2: TEMPLATE agreement on a WP5 PROJECT	34

Annex 3: TEMPLATE of a declaration for persons involved in WP5 PROJECTS who are not employed by TRON or by a subcontractor involved in a relevant WP5 PROJECT (e.g. diploma students, Masters students, PhD students)	39

Annex 4: List of Patent Applications (as of the date of execution of this WP5 AGREEMENT) which covers WP5 PROJECTS covered by this WP5 AGREEMENT

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PREAMBLE

A.

BIONTECH is a company which, together with the BIONTECH SUBSIDIARIES, is focused on the development of innovative molecular immune therapies and biomarker-based diagnostic approaches for the individualised treatment of cancer and other serious diseases.

B.

TRON is a company founded by the UNIVERSITY (as defined below), UNIMED (as defined below), Professor Dr. Ugur Sahin and the State of Rhineland-Palatinate. TRON conducts research in the fields of translational oncology and immunology with the aim of implementing them for practical and/or clinical application.

C.

TRON works closely with UNIMED. In collaboration with TRON, UNIMED also carries out work with or for TRON on a case-by-case basis, also in the framework of TRON co-operations with THIRD PARTIES (as defined below).

D.

BIONTECH, the UNIVERSITY and Ganymed Pharmaceuticals GmbH have worked together for many years and achieved joint development results, last based on the FORMER COOPERATION AGREEMENT (as defined below). Following the entry into force of the FORMER COOPERATION AGREEMENT, BioNTech RNA Pharmaceuticals GmbH, BioNTech Diagnostics GmbH, BioNTech Protein Therapeutics GmbH and BioNTech Cell & Gene Therapies GmbH were founded in March 2009 as subsidiaries of BIONTECH and have also worked together with Ganymed Pharmaceuticals GmbH and the UNIVERSITY. The FORMER COOPERATION AGREEMENT has been terminated under the LICENCE AGREEMENT (as defined below).

E.

Subsequently, the BIONTECH GROUP and TRON have entered into the WP3 AGREEMENT (as defined below) and, in addition, have concluded the [***] to regulate their continued cooperation. This WP5 AGREEMENT serves to provide the additional framework for the various collaborations of the PARTIES on a case-by-case basis. In contrast to the FORMER COOPERATION AGREEMENT, it is no longer the UNIVERSITY but TRON that is the contracting party of the BIONTECH GROUP.

F.	The companies of the BIONTECH GROUP intend to collaborate regularly with

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TRON within the framework of various research and development projects. This WP5 AGREEMENT therefore regulates the terms and conditions for these collaboration projects, which TRON agrees to carry out with one or more specific companies of the BIONTECH GROUP (such specific company of the BIONTECH GROUP in each case referred to as the “BIONTECH PARTY”). Within the framework of this collaboration, the PARTIES shall define the respective work programmes for WP5 PROJECTS based on this WP5 AGREEMENT.

1.	Definitions

For the purposes of this WP5 AGREEMENT, the following terms shall have the following meanings:

“AFFILIATE” means, with respect to a Person, any other Person that now or in the future, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as applicable, but only for so long as such other Person continues to control, be controlled by, or be under common control with such first Person. As used in the definition of “AFFILIATE”, “control” means (a) to possess, directly or indirectly, the power to direct the management or policies of a Person, whether through ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise, or (b) direct or indirect beneficial ownership of more than fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the voting share capital or other equity interest in a Person.

“BIONTECH PARTY” has the meaning given to it in Recital F.

“CALENDAR YEAR” is a year that begins on January 1 and ends with the following December 31.

“CONFIDENTIAL INFORMATION” is all data and information, study results, documents, materials and findings, business and trade secrets of the PARTIES gathered by the PARTIES or disclosed to one another under this WP5 AGREEMENT. CONFIDENTIAL INFORMATION includes WP5 RESULTS and the content of this WP5 AGREEMENT, its annexes and any associated agreements, such as quality agreements and WP5 PROJECT AGREEMENTS,

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which shall be considered to be the CONFIDENTIAL INFORMATION of all PARTIES and with respect to which each PARTY shall be considered to be both a disclosing party and a receiving party.

“CONTROL” means, with respect to any patents, know-how, materials, information or any other intellectual property, the legal authority or right (whether by ownership, license or otherwise but without taking into account any rights granted by one PARTY to the other PARTY pursuant to this WP5 AGREEMENT) of a PARTY to grant access, a license or a sublicense of or under such patents, know-how, materials, information or other intellectual property to the other PARTY, or to otherwise disclose proprietary or trade secret information to such other PARTY, in each case, without breaching or violating the terms of any then-existing agreement with any THIRD PARTY, or misappropriating or otherwise violating such proprietary or trade secret information of any THIRD PARTY.

“EFFECTIVE DATE” means 1 January 2015.

“EXCESS CLAIM” has the meaning given to it in clause 5.3.

“FIELD” shall mean (a) for the WP5 PROJECTS listed in Annex 1A (and other WP5 PROJECTS as mutually agreed by the PARTIES) the prophylaxis, diagnosis and treatment of all indications in humans and animals (“FIELD I”), (b) for the WP5 PROJECTS listed in Annex 1B (and other WP5 PROJECTS as mutually agreed by the PARTIES) the prophylaxis, diagnosis and treatment of oncological diseases, infectious diseases and rare genetic diseases (“FIELD II”), and (c) for the RNT PROJECT the prophylaxis, diagnosis and treatment of rectal neuroendocrine tumors in humans (“RNT FIELD”).

“FORMER COOPERATION AGREEMENT” is the cooperation, transfer and licence agreement dated 30 December 2008 between the UNIVERSITY, Ganymed Pharmaceuticals AG and BIONTECH, including its supplementary agreement dated 24 August 2009.

[***].

“LICENCE AGREEMENT” is the licence agreement between BIONTECH, TRON, UNIMED, the UNIVERSITY and Ganymed Pharmaceuticals AG, dated 1 January 2015.

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“NET SALES PRICE” is the gross amount invoiced to a THIRD PARTY for the sale of a WP5 CONTRACTUAL PRODUCT by a BIONTECH GROUP company or its licensees (or sublicensees), less the following deductions if and to the extent actually made and attributable to the WP5 CONTRACTUAL PRODUCT under generally accepted accounting principles, consistently applied:

(i) any VAT payable on the sale of WP5 CONTRACTUAL PRODUCTS; any customs duties and other public charges for the manufacture, import or use of WP5 CONTRACTUAL PRODUCTS;

(ii) customary quantity and cash discounts;

(iii) credits for returned WP5 CONTRACTUAL PRODUCTS or for retroactive price reductions;

(iv) costs of transport and transport insurance if and to the extent these costs are included in the sales price of the WP5 CONTRACTUAL PRODUCTS and are shown separately on the respective invoice.

The NET SALES PRICE is calculated only once for each WP5 CONTRACTUAL PRODUCT, namely upon the first sale of the relevant WP5 CONTRACTUAL PRODUCT by the relevant BIONTECH GROUP company or its licensees (or sublicensees) to a THIRD PARTY which is neither a licensee nor a sublicensee of the relevant PARTY.

“PARTIES” are jointly the companies of the BIONTECH GROUP and TRON, and “PARTY” is individually BIONTECH, BioNTech RNA Pharmaceuticals GmbH, BioNTech Diagnostics GmbH, BioNTech Cell & Gene Therapies GmbH, BioNTech Protein Therapeutics GmbH, Eufets GmbH and JPT Peptide Technologies GmbH and TRON.

“PERSON” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

“PRE-EXISTING KNOWLEDGE” is all industrial property rights, know-how, technologies and other knowledge of TRON, which may be useful for the implementation of a WP5 PROJECT and is CONTROLLED by TRON at the

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EFFECTIVE DATE or at any point during the term of the respective WP5 Project but otherwise than as a result of the performance of a WP5 PROJECT.

“RNT PROJECT” shall mean the research conducted by TRON prior to the execution of this WP5 AGREEMENT relating to the characterization and validation of [***] as targets of an active ingredient for the treatment of rectal neuroendocrine tumors.

“RNT PROJECT RESULTS” has the meaning given to it in clause 2.4.

“TRADE SECRET INVENTION” is an invention (a) forming part of WP5 RESULTS, (b) which (i) TRON alone, or (ii) the PARTIES jointly, achieve in the implementation of a WP5 PROJECT and within the framework of the respective agreed WP5 PROJECT objectives, (c) which is patentable, and (d) for which the PARTIES mutually agree to not to file an application for WP5 PROJECT PATENTS.

“THIRD PARTIES” are all PERSONS that are not PARTIES nor AFFILIATES of either PARTY.

“UNIMED” is the Universitätsmedizin der Johannes Gutenberg-Universität Mainz, D-55099 Mainz, Germany.

“UNIVERSITY” is the Johannes Gutenberg-Universität Mainz, D-55099 Mainz, Germany.

“VALID CLAIM” is a claim of a patent which has been granted and has not expired or has not been declared null and void as a result of the expiry of the term of the property right or the withdrawal of the respective patent. In the case of pending patent applications, a VALID CLAIM exists for a period of [***] years from the priority date of the respective application or until it is (in each case finally and unappeable) withdrawn, rejected or lapses, whichever is the earlier.

“WP3 AGREEMENT” is the framework agreement for research services between the PARTIES of 1 January 2015, designed as Work Package 3 of the structuring of the cooperation between TRON and the BIONTECH GROUP.

“WP5 AGREEMENT” is this framework cooperation agreement between the

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BIONTECH GROUP and TRON, including its facilities, designated as “Work Package 5” of the structuring of the partnership between TRON and the BIONTECH GROUP.

“WP5 CONTRACTUAL PRODUCTS” are all products developed, manufactured and/or marketed by a BIONTECH GROUP company, and/or licensees (or sublicensees) or their successors in title, which contain or make use of a WP5 RESULT and/or a RNT PROJECT RESULT and fall under a WP5 PROJECT PATENT and/or a TRADE SECRET INVENTION.

“WP5 PROJECTS” are the respective working programmes and objectives to be defined by TRON and one or more of the BIONTECH PARTIES pursuant to clause 2.1 of this WP5 AGREEMENT. WP5 PROJECTS may comprise, on the one hand, WP5 PROJECT WORK to be assigned to the field of innovative applied research and to be carried out as independently as possible by TRON, whereby the individual work steps and objectives for the WP5 PROJECT PARTIES cannot yet be determined in detail upon agreement of the WP5 PROJECT, and on the other hand, determinable services in the area of research and development or in the area of clinical research.

“WP5 PROJECT AGREEMENT” shall have the meaning given to it in clause 3.1.

“WP5 PROJECT PARTIES” are TRON and the respective BIONTECH PARTY.

“WP5 PROJECT PATENTS” are all patents, patent applications, divisional applications, supplementary protection certificates, additional patents and utility models filed in individual countries or worldwide from [***] and which claim WP5 RESULTS and/or RNT PROJECT RESULTS. For clarification: a WP5 PROJECT PATENT only exists if TRON employees are inventors or co-inventors of the invention in question under German patent law. If the definition of the BioNTech Patent Rights of the LICENCE AGREEMENT also applies to a WP5 PROJECT PATENT at the same time, only the LICENCE AGREEMENT, and not this WP5 AGREEMENT, shall apply to such WP5 PROJECT PATENT. For clarification: If patent applications have been filed under the LICENCE AGREEMENT on or before [***] in accordance with regulations 1.4, 1.8 and 2.10 of the LICENSE AGREEMENT, these patents or

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patent applications shall be subject only to the LICENCE AGREEMENT, irrespective of whether WP5 PROJECT WORK or WP5 RESULTS have also been provided in this WP5 AGREEMENT by [***].

“WP5 PROJECT WORK” is research activities undertaken within the scope of a WP5 PROJECT to achieve WP5 RESULTS.

“WP5 RESULTS” are all inventions, methods, specifications, materials, documents, data, know-how and other results (if covered by the specification of the work programme for the respective WP5 PROJECT and whether or not patentable) which (i) TRON alone, or (ii) the respective PARTIES jointly achieve in carrying out activities of a WP5 PROJECT and within the framework of the respective agreed WP5 PROJECT objectives.

2.	Areas of cooperation

2.1	The cooperation between the PARTIES is envisaged in the areas and with the contents and objectives as agreed in each of the WP5 PROJECTS.

2.2	Currently, the PARTIES are already collaborating in the projects listed in Annexes 1A and 1B which are deemed WP5 PROJECTS.

2.3

In the event TRON owns or otherwise CONTROLS any intellectual property or other results, including results from any other projects or activities other than WP5 PROJECTS, and, at its sole discretion, determines to offer a license to such results to BIONTECH, the PARTIES shall in good faith discuss and negotiate whether and, if so, at what terms and conditions (including adequate financial terms) such license may be granted.

2.4

Since BIONTECH has expressed its interest in acquiring a right to exploit the results generated and CONTROLLED by TRON in the conduct of the RNT PROJECT (the “RNT PROJECT RESULTS”), TRON agrees to license such project results to BIONTECH as if they are WP5 RESULTS pursuant to what is specifically set forth in this WP AGREEMENT with respect to the RNT PROJECT RESULTS in further detail.

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3.	Implementation of WP5 PROJECTS

3.1

The WP5 PROJECT WORK to be conducted for each WP5 PROJECT shall be agreed between the relevant BIONTECH PARTY and TRON by concluding a written description of the respective WP5 PROJECT (“WP5 PROJECT AGREEMENT”) before the project starts. AFFILIATED COMPANIES of BIONTECH which are added in writing by mutual agreement after conclusion of the WP5 AGREEMENT are also entitled to agree WP5 PROJECTS with TRON on the basis of this WP5 AGREEMENT.

In each WP5 PROJECT AGREEMENT, TRON and the BIONTECH PARTY shall agree at least the following:

•	the designation of the FIELD as either FIELD I or FIELD II,

•	tasks, scope and objectives of the WP5 PROJECT WORK to be provided by TRON,

•	the start and anticipated end date for WP5 PROJECT WORK,

•	the budget,

•	the project reporting requirements (content and frequency),

•	the participation and/or contribution of the BIONTECH PARTY, if required, and if the BIONTECH PARTY is to participate, the extent of its participation.

For the purpose of agreeing a WP5 PROJECT AGREEMENT, TRON shall, as a rule, propose to the BIONTECH PARTY that wishes to make use of TRON’s WP5 PROJECT WORK within the framework of a WP5 PROJECT, upon request of the BIONTECH PARTY, a WP5 PROJECT AGREEMENT which shall address the points set out above.

The template description of a WP5 PROJECT and WP5 PROJECT AGREEMENT is attached as Annex 2. To the extent that the terms of a WP5 PROJECT AGREEMENT conflicts with the provisions of this WP5 AGREEMENT, the provisions of this WP5 AGREEMENT shall prevail unless the individual WP5 PROJECT AGREEMENT clearly states otherwise with express reference to the WP5 AGREEMENT.

Each and every WP5 PROJECT AGREEMENT shall incorporate and be read in conjunction with the terms of the body of this WP5 Agreement and together constitute the entire agreement between TRON and the relevant BIONTECH PARTY for that WP5 PROJECT, but each WP5 PROJECT AGREEMENT shall be a unique agreement and shall stand alone with respect to any other WP5 PROJECT AGREEMENT.

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3.2

This WP5 AGREEMENT shall not give rise to a claim by TRON or the companies of the BIONTECH GROUP for the agreement or execution of certain projects or for the provision of a certain scope of services or work. In particular, it shall not give rise to any obligation on the part of TRON to maintain certain personnel or technical capacities.

3.3

The WP5 PROJECT PARTIES shall provide each other with all information necessary for carrying out the WP5 PROJECT WORK. Any documents and materials made available by one PARTY to the other PARTY for that purpose shall be made available without transferring title thereto and shall be subject to the confidentiality obligation in clause 8. They shall be used exclusively for the purposes of this WP5 AGREEMENT or WP5 PROJECTS and shall be returned to the respective PARTY at the end of the relevant WP5 PROJECT.

3.4

TRON is entitled, with the written consent of the BIONTECH PARTY, to subcontract THIRD PARTIES to provide individual WP5 PROJECT WORK. The consent of the companies of the BIONTECH GROUP is deemed granted for TRON subcontracting UNIMED and the UNIVERSITY. In each subcontracting agreement with a THIRD PARTY, TRON shall ensure that the THIRD PARTY subcontractor is obliged to provide the subcontracted WP5 SERVICES in accordance with provisions not less stringent than the applicable provisions of this WP5 AGREEMENT and the relevant WP5 PROJECT AGREEMENT, and shall be responsible for the compliance by any such THIRD PARTY with the applicable provisions of the WP5 AGREEMENT and the relevant WP5 PROJECT AGREEMENT. The appointment of a THIRD PARTY shall not negate or affect TRON’s duties and responsibility to the relevant BIONTECH PARTY to perform the subcontracted WP5 SERVICES. In particular, TRON shall enter into non-disclosure agreements with THIRD PARTIES in accordance with clause 8 prior to the disclosure of information and materials.

3.5

The BIONTECH PARTY shall be entitled to propose changes to the content and/or timing of the WP5 PROJECTS that it has agreed with TRON. TRON shall also draw the attention of the BIONTECH PARTY to any changes to WP5 PROJECTS that TRON believes are necessary or useful. Changes to WP5 PROJECTS shall be made after agreement between the PARTIES by means of

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a written amendment agreement. TRON shall support the BIONTECH PARTY to the best of its ability in preparing a change request and shall provide all the necessary information as promptly as possible. The amendment of a WP5 PROJECT shall take effect as soon as the PARTIES have signed the amendment agreement.

4.	Duties of the Parties

4.1

TRON shall perform the WP5 PROJECT WORK in compliance with scientific standards, all relevant technical laboratory and legal regulations and with the due care and attention customary in the non-clinical biotechnology research industry. It shall allocate the necessary resource and required qualified personnel to complete the WP5 PROJECT WORK on time. TRON shall properly document and store the content and results of the work it performs, including raw data.

4.2

BIONTECH shall provide TRON with any equipment that TRON does not have and which is required for the execution of the WP5 PROJECTS, following agreement and, in so far as is reasonable, free of charge. The WP5 PROJECT PARTIES shall inform each other, through their project managers, of all processes, problems, innovations and technical and scientific knowledge relating to the WP5 PROJECTS.

4.3

TRON and the BIONTECH PARTY shall regularly inform each other in detail about the status of the WP5 PROJECT WORK and TRON shall regularly inform the BIONTECH PARTY of the achieved WP5 RESULTS, and, if necessary, shall provide copies of the research documents for the evaluation of the WP5 RESULTS. Should the WP5 PROJECT PARTIES determine that the objective of a WP5 PROJECT cannot be achieved or cannot be achieved as planned, they shall inform each other immediately.

4.4

Upon request, unless otherwise agreed, TRON shall provide the BIONTECH PARTY with a final report for a specific WP5 PROJECT which shall reflect TRON’s WP5 RESULTS and other findings relevant to the WP5 PROJECT and include the resulting relevant documents, manufacturing instructions and research documentation, including electronic data.

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4.5

TRON and the BIONTECH PARTY shall keep each other informed of the progress of their assigned work under the respective WP5 PROJECT AGREEMENT, and to the extent permitted by applicable law BIONTECH shall keep TRON reasonably informed of the further development of WP5 CONTRACTUAL PRODUCTS (pre-clinical and clinical trials, filings of applications to authorities, approvals, collaborations or licensing) through the contacts of both PARTIES named in the respective WP5 PROJECT AGREEMENT.

4.6

The BIONTECH PARTY shall use its reasonable efforts to develop and commercialise WP5 CONTRACTUAL PRODUCTS, either itself or by granting sublicences, by exploiting the WP5 RESULTS to the extent it has the rights of use under clause 5.1 of this WP5 AGREEMENT.

5.	Industrial property rights and copyrights, rights to results

5.1

If one of the WP5 PROJECT PARTIES obtains patentable WP5 RESULTS within the framework of WP5 PROJECTS, it shall notify the respective other WP5 PROJECT PARTY without undue delay in writing by means of a corresponding invention disclosure. Patentable WP5 RESULTS, documentation relating thereto and materials produced within the framework of a WP5 PROJECT are jointly owned by TRON and the BIONTECH PARTY, and the RNT PROJECT RESULTS, including patentable RNT PROJECT RESULTS, shall be solely owned by TRON. Subject to the provisions of clauses 5.5 and 5.6, TRON hereby grants the respective BIONTECH PARTY an exclusive, worldwide, sublicensable license under its interest in the WP5 RESULTS and the RNT PROJECT RESULTS to research and have researched, develop and have developed, make and have made, use, and otherwise commercialize or have commercialized, and otherwise commercially exploit, WP5 CONTRACTUAL PRODUCTS in the respective FIELD.

If the BIONTECH PARTY intends to grant sublicences, it shall keep TRON informed of the progress of such negotiations with the prospective sublicensee to the extent permitted by applicable laws and subject to TRON giving reasonable undertakings with respect to such disclosure, including with respect to not using such information for insider trading. The BIONTECH PARTY shall provide TRON with a copy of the agreements with sublicensees.

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For the avoidance of doubt, as for the RNT PROJECT RESULTS, TRON shall have the exclusive right to (i) research and have researched, RNT PROJECT RESULTS outside the RNT FIELD and (ii) research and have researched, develop and have developed, make and have made, use, and otherwise commercialize or have commercialized, and otherwise commercially exploit RNT PROJECT RESULTS outside the RNT FIELD if and to the extent the RNT PROJECT(S) can be used for more than one indication that would reasonably have no commercial effect on the commercialisation of RNT PROJECT RESULTS inside the RNT FIELD.

5.2

The BIONTECH PARTY shall be responsible for filing, maintaining, defending and enforcing patentable WP5 RESULTS against THIRD PARTIES and agreeing with TRON on the appropriate procedure, and shall regularly, but at least every [***] months, report on the current status to TRON. TRON shall use reasonable efforts to assist the BIONTECH PARTY in all matters relating to the ownership of the WP5 RESULTS and the filing, prosecution and maintenance of patent applications covering the WP5 RESULTS.

Should the BIONTECH PARTY not wish to maintain an industrial property right or a published application for an industrial property right, it shall first offer the relevant right to TRON for a free takeover. In the case of a RNT PROJECT RESULT, for which TRON does not wish to maintain an industrial property right or a published application for an industrial property right, TRON shall notify the BIONTECH PARTY thereof in due course in writing to allow the BIONTECH PARTY the reasonably required time to take over the respective proceeding and appropriately continue the application or registration, as applicable. Should a BIONTECH PARTY elect not to file a patent application claiming an invention forming part of WP5 RESULTS but instead maintain it as a TRADE SECRET INVENTION, the BIONTECH PARTY shall confirm its decision to TRON in writing latest [***] business days from the BIONTECH PARTY’s receipt of TRON’s information about the respective invention.

5.3

Each of the PARTIES undertakes not to publish WP5 RESULTS eligible for intellectual property rights without the prior written consent of the other PARTY. TRON will require its subcontractors, in particular UNIMED, to do so to the extent legally possible and to ensure that TRON becomes the owner of the WP5 RESULTS that the subcontractors (in particular UNIMED) obtain. The compensation under employee invention law (Arbeitnehmererfindergesetz) for

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the WP5 PROJECT PATENT or TRADE SECRET INVENTION of the employees of TRON or its subcontractors is incumbent upon TRON or its subcontractors, provided, however that, if and to the extent the TRON employee has, other than as a result of an agreement between TRON and the employee concluded without the approval of the respective BIONTECH PARTY, a claim against TRON for compensation under German employee invention law for any WP5 RESULTS which exceeds the compensation calculated on the basis of the consideration received by TRON from the respective BIONTECH PARTY for such WP5 RESULT and such claim is not based on an allegation of negligence or wilful misconduct on the part of TRON (an “EXCESS CLAIM”), the BIONTECH PARTY shall indemnify TRON for such EXCESS CLAIM, it being understood that (i) TRON shall not, without the prior written consent of the respective BIONTECH PARTY, grant any employee any such EXCESS CLAIM, (ii) TRON shall not settle an EXCESS CLAIM without the prior written consent of the relevant BIONTECH PARTY, (iii) in the event that a TRON employee should bring a claim before the German Bundespatentgericht or otherwise sue TRON in any court of competent jurisdiction for an EXCESS CLAIM, the BIONTECH PARTY shall have the right, but not the obligation, to control, with TRON’s reasonable support, the litigation, and (iv) the relevant BIONTECH PARTY shall have no obligation to indemnify TRON against an EXCESS CLAIM until such claim has been upheld by a final, unappealable decision of a court of competent jurisdiction unless the relevant BIONTECH PARTY, in its sole discretion, agrees otherwise.

5.4

TRON shall ensure that persons who are not employed by TRON or any of its subcontractors are not included in WP5 PROJECTS until they have made a declaration in accordance with the template attached to this WP5 AGREEMENT as Annex 3.

5.5

The right of the BIONTECH PARTY to use the WP5 RESULTS and the RNT PROJECT RESULTS in the respective FIELD as provided in clause 5.1 is subject to the retained rights of TRON and its AFFILIATES to use all WP5 RESULTS and the RNT PROJECT RESULTS as follows:

(a)    for non-commercial research purposes only and to grant sublicences to THIRD PARTY academic institutions and not-for-profit research institutes for this purpose, whereby (i) these THIRD PARTIES shall be obliged to maintain confidentiality in an appropriate form, and (ii) TRON or its respective

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AFFILIATE shall grant, and hereby grants, the respective BIONTECH PARTY a non-exclusive, sublicensable, royalty-free, perpetual de-blocking license to any industrial property rights, know-how, technologies and other knowledge generated from any such non-commercial research conducted with the WP5 RESULTS during a period ending on the 8th (eighth) anniversary of the completion of the generation of the relevant WP5 RESULT, as necessary for the exploitation of the rights granted to it pursuant to Section 5.1 and shall ensure that it receives, under a written agreement with each such THIRD PARTY academic institutions or not-for-profit research institute, sufficient license or ownership rights to any and all industrial property rights, know-how, technologies and other knowledge generated from any such non-commercial research conducted with the WP5 RESULTS in order to be able to grant the foregoing non-exclusive license; and

(b)    for research, development and performance of diagnostic services, including the right to sublicense to AFFILIATES, to the extent that these diagnostic services are provided solely to direct patient customers and medical health care centers solely for clinical care of patients, but not to any other entities, including drug manufacturers or manufacturers of medical devices and research-based pharmaceutical companies.

5.6

As between the PARTIES, ownership and rights of use with respect to PRE-EXISTING KNOWLEDGE shall remain exclusively with TRON. However, if the PRE-EXISTING KNOWLEDGE of TRON is required for the respective BIONTECH PARTY for the use of the WP5 RESULTS and/or the RNT PROJECT RESULTS according to clauses 5.1 and 5.2 (and possibly documented under clause 4.4), TRON shall grant the relevant company of the BIONTECH GROUP an irrevocable, sublicensable, non-exclusive licence for use for the purposes of the respective WP5 PROJECT or exploitation of the relevant WP5 RESULTS and/or RNT PROJECT RESULTS. Compensation for that licence shall be covered by the payments pursuant to clause 6.4. For clarification: the licences according to the LICENCE AGREEMENT remain unaffected by this.

6.	Financial terms, terms of payment

6.1	In the case of WP5 PROJECTS, the annual budget “ANNUAL BUDGET” for

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performing the WP5 PROJECT WORK shall be bindingly agreed between TRON and BIONTECH at the latest by [***] in each respective calendar year. The timing and mechanism of sharing of each of the WP5 PROJECT budgets that altogether make up the ANNUAL BUDGET will be subject to mutual agreement between TRON’s Managing Director and BIONTECH’s Chief Financial Officer. Whereas each WP5 PROJECT actuals can increase or decrease versus their respective budgets over the financial year, the ANNUAL BUDGET cannot be exceeded without mutual agreement between TRON’s Managing Director and BIONTECH’s Chief Financial Officer. Unless otherwise agreed, TRON shall invoice WP5 PROJECT WORK in accordance with clause 6.2.

6.2	Unless otherwise agreed, the WP5 PROJECT WORK shall be invoiced for each month in arrears.

Costs for material, insofar as they can be allocated to a WP5 PROJECT, are shown and invoiced separately on the invoice in the form of direct costs of material and research services.

Costs for the keeping of animals and the use of Next Generation Sequencing Machines (NGS) will, as far as possible, also be shown separately on the invoice and charged.

6.3

TRON shall provide the BIONTECH PARTY with the invoice for WP5 PROJECT WORK for each month by the end of the [***] calendar day of the following month. The remuneration shall be paid monthly at the latest on the [***] calendar day after receipt of invoice by payment to the bank account specified by TRON.

6.4	In return for the granting of rights to TRON’s interest in the WP5 RESULTS and the RNT PROJECT RESULTS pursuant to clause 5, the BIONTECH PARTY shall make the following payments:

6.4.1

For the WP5 CONTRACTUAL PRODUCTS sold by it or its licensees (or sublicensees) to THIRD PARTIES which fall within the scope of protection of a VALID CLAIM of a WP5 PROJECT PATENT or a TRADE SECRET INVENTION, the BIONTECH PARTY shall pay TRON remuneration to the amount of

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(i)	[***] percent ([***]%) of the WP5 CONTRACTUAL PRODUCT’s NET SELLING PRICE up to an annual aggregate worldwide NET SELLING PRICE per WP5 CONTRACTUAL PRODUCT of [***] ([***]); and

(ii)	[***] percent ([***]%) of the WP5 CONTRACTUAL PRODUCT’s NET SELLING PRICE if the annual aggregate worldwide NET SELLING PRICE per WP5 CONTRACTUAL PRODUCT exceeds [***] ([***]).

The aforementioned remuneration under this clause 6.4.1 shall be paid on a country-by-country basis for so long as the relevant WP5 CONTRACTUAL PRODUCT is covered by a VALID CLAIM of a WP5 PROJECT PATENT in the country of sale.

If a WP5 CONTRACTUAL PRODUCT falls within the scope of a TRADE SECRET INVENTION, it is the mutual expectation of the PARTIES that the exploitation of such TRADE SECRET INVENTION will be coherent and jointly together with the exploitation of one or more WP5 PROJECT PATENTS. Based on that understanding, the royalty pursuant to this clause 6.4.1 for the use of a TRADE SECRET INVENTION shall only be payable (x) if the relevant WP5 CONTRACTUAL PRODUCT also falls within the scope of protection of a VALID CLAIM of a WP5 PROJECT PATENT or, (y) in the event that the BIONTECH PARTY should exploit a TRADE SECRET INVENTION by entering into an agreement with a THIRD PARTY, if the relevant WP5 CONTRACTUAL PRODUCT also falls within the scope of protection of a VALID CLAIM of a patent (co)owned by such THIRD PARTY (“THIRD PARTY PATENT”). If such exploitation is undertaken without necessarily exploiting one or more WP5 PROJECT PATENTS or THIRD PARTY PATENTS (as applicable), TRON and the BIONTECH PARTY shall in good faith discuss how to adequately handle such situation and mutually agree on a fair solution, in particular relating to royalties and/or other fair financial compensation of TRON for the BIONTECH PARTY’s exploitation of the TRADE SECRET INVENTION.

The royalty is payable, on a WP5 CONTRACTUAL PRODUCT-by- WP5 CONTRACTUAL PRODUCT basis, only once per WP5 CONTRACTUAL PRODUCT, even if a WP5 CONTRACTUAL PRODUCT falls within the scope of protection of several WP5 PROJECT PATENTS and/or TRADE SECRET INVENTIONS.

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6.4.2	In addition:

•

the BIONTECH PARTY shall pay in case of licensing under a WP5 PROJECT PATENT or under a TRADE SECRET INVENTION to THIRD PARTIES, a share of [***] percent ([***]%) in all upfront payments, milestone payments and other remunerations (except royalties, to which clause 6.4.1 applies) that the BIONTECH PARTY or its AFFILIATES receive from its sublicensees for the granting of such licences. For the avoidance of doubt, such sublicense fees as stated above are only payable to the extent they are actually paid to the BIONTECH PARTY for licenses granted. No share shall be payable on any remuneration that is demonstrably paid for the provision of services, for the supply of materials, etc. In the case of a remuneration package, it may be necessary to determine the share paid for the licenses, and license fees shall only be paid on such share. Further, the payment obligation shall not apply if the WP5-PROJECT PATENT or the TRADE SECRET INVENTION is sold to a THIRD PARTY in the context of a sale of all assets belonging to the respective business unit (asset deal); however, the payment obligation shall also apply in the event of such a sale insofar as the respective transaction is economically equivalent to a licence agreement as typically concluded between biotechnology/pharmaceutical companies where the licensee has to pay an upfront payment, milestone payments and sales-related payments (royalties); and

•

BIONTECH shall pay, in the event that the aggregate of all NET SALES of a particular WP5 CONTRACTUAL PRODUCT made by any BIONTECH PARTY or its sublicensees in a given CALENDAR YEAR exceed [***] ([***]), a sales milestone payment of [***] ([***]). The foregoing milestone payment shall be payable only upon the first achievement of such milestone, and no amounts shall be due for subsequent or repeated achievements of such milestone in the same or subsequent CALENDAR YEARS, either with the same WP5 CONTRACTUAL PRODUCT or any other WP5 CONTRACTUAL PRODUCT; and

•	Subject to Clause 2.3 and Clause 2.4 as applicable, the PARTIES shall

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negotiate in good faith a non-refundable upfront payment based upon the contributions of TRON of said project. If the PARTIES do not reach agreement upon the size of the upfront payment for the licensing of such a project, the upfront payment will be proposed by an independent expert familiar with collaboration and licensing transactions in the area of the research, development and commercialization of the RNT PROJECT or projects under Clause 2.3 respectively based on lege artis market analytics and financial valuation methods (i.e. discounted cash flow), taking into account the other payments for the grant of the license to the RNT PROJECT RESULTS or projects under Clause 2.3 respectively due to TRON pursuant to this section 6.4, additional intellectual property needed to commercialize and the stage of development of the project at the time of the contemplated license grant by TRON to BIONTECH. In the case that the PARTIES have not reached agreement on the size of the upfront payment for the licensing of the RNT PROJECT a proposal by an independent expert is requested. Such independent expert must be reasonably acceptable to TRON and BIONTECH and will be agreed upon and jointly appointed by TRON and BIONTECH within [***] days following execution of this WP5 AGREEMENT, and the determination shall be delivered within [***] months following the appointment of the independent expert.

6.5

If a company of the BIONTECH GROUP has, for the sale of a WP5 CONTRACTUAL PRODUCT, to pay a royalty under the LICENCE AGREEMENT and/or the WP3 AGREEMENT, the royalty payable under the LICENCE AGREEMENT and/or the WP3 AGREEMENT for this WP5 CONTRACTUAL PRODUCT subject to payment shall be offset against the fee pursuant to clause 6.4.1 of this WP5 AGREEMENT. If, under the LICENCE AGREEMENT, TRON receives a one-off and/or milestone payment (upfront or milestone payment) for the use or granting of usage rights to a WP5 CONTRACTUAL PRODUCT under the LICENCE AGREEMENT, such a payment shall be set off against any payment due under clause 6.4.2.

6.6

The BIONTECH GROUP company shall notify TRON of the fees payable to TRON by a BIONTECH GROUP company pursuant to clause 6.4 for each calendar quarter, including the basis of calculation (NET SELLING PRICES and royalty payments by licensees or sublicensees pursuant to clause 6.4) within [***] month after the end of the previous calendar quarter. The corresponding payment to TRON shall be due within a further month, but no later than [***] months after the end of the previous calendar quarter.

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6.7

All payments must be made in Euro plus any applicable value-added tax. If NET SELLING PRICES are collected in foreign currencies, they shall be converted at the exchange rate published by the European Central Bank at 3 p.m. on the last business day of the relevant accounting period. Each payment shall be due within [***] working days of the end of the calendar quarter to which the payment relates.

6.8

Each company of the BIONTECH GROUP shall keep all books, records and other data which are necessary to determine the accuracy and completeness of the notifications and accounts pursuant to clauses 6.6 and 6.7, in accordance with generally accepted accounting principles. TRON shall be entitled, after reasonable notice, to have them audited by an independent accounting firm reasonably acceptable to BIONTECH (acting reasonably), once a year during normal business hours. TRON shall assume the costs of such audit unless the audit shows that there is a difference to TRON’s disadvantage of [***] percent ([***]%) or more between the calculation of the respective BIONTECH PARTY and the calculation found to be correct by the auditor, in which case, the costs of the audit shall be borne by the BIONTECH PARTY. Differences shall become due and payable with immediate effect.

7.	Warranty, liability

7.1

Each PARTY hereby warrants that it is entitled to conclude this WP5 AGREEMENT and perform its obligations under this WP5 AGREEMENT and that it is not aware of any circumstances that could impair one of the PARTIES in the performance of its obligations under this WP5 AGREEMENT. For the avoidance of doubt: TRON hereby also warrants that it is entitled to grant licenses for the WP5 RESULTS and the RNT PROJECT RESULTS.

7.2	TRON undertakes that TRON shall not enter into any agreements with THIRD PARTIES that restrict it in relation to the respective WP5 PROJECT WORK to be provided.

7.3	The PARTIES shall inform each other of THIRD PARTY industrial property rights and copyrights which they know or become aware of and which could be

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infringed by the use of the WP5 RESULTS and/or the RNT PROJECT RESULTS. They shall decide by mutual agreement whether and how THIRD PARTIES rights that become known are to be taken into account in the context of WP5 PROJECTS.

7.4

If a claim is asserted against a PARTY due to the contractual use of results generated on the basis of this WP5 AGREEMENT or due to the infringement of THIRD PARTY industrial property rights, the respective PARTY shall inform the other PARTY concerned thereof without delay. If the charged PARTY defends itself against the allegations of injury, the other PARTY shall reasonably support the charged PARTY.

7.5

The respective companies of the BIONTECH GROUP and TRON shall only be liable to each other for wilful misconduct and gross negligence. In the event of gross negligence, liability for indirect damage, consequential damage and loss of profit shall be excluded.

7.6

The BIONTECH PARTIES shall indemnify TRON against any THIRD PARTY CLAIMS for product liability in connection with WP5 CONTRACTUAL PRODUCTS and against all THIRD PARTY CLAIMS asserted against TRON alleging the exploitation of WP5 RESULTS and/or RNT PROJECT RESULTS by any BIONTECH PARTY, its AFFILIATES, licensees (and sublicensees) and distributors infringes the intellectual property rights of THIRD PARTIES. However, the BIONTECH PARTY shall only be obliged to indemnify TRON under the following conditions: (i) TRON promptly notifies the BIONTECH PARTY in writing of any such claim; (ii) the BIONTECH PARTY is solely entitled to defend and settle the claim; and (iii) TRON assists the BIONTECH PARTY in defending the claim to the best of its ability and against reimbursement of reasonable expenses incurred in defending the claim.

8.	Confidentiality, publications

8.1

The PARTIES undertake to keep confidential any CONFIDENTIAL INFORMATION received directly or indirectly from any of the other PARTIES, not to make this information available to THIRD PARTIES (subject to clause 8.3) and to use it only for the purposes of the WP5 PROJECTS.

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8.2	The foregoing obligations shall not apply to such CONFIDENTIAL INFORMATION from which the PARTY receiving the information can demonstrate that it:

(i)

was already generally accessible at the time of its disclosure (or, as relating to WP5 RESULTS, at the time of its generation by TRON) or subsequently became generally accessible through no fault of the receiving PARTY,

(ii)	was already in the receiving PARTY’s possession at the time of disclosure (or, as relating to WP5 RESULTS, at the time of its generation by TRON),

(iii)	had been made available to the receiving PARTY by a THIRD PARTY without any obligation of confidentiality or non-use, or

(iv)	to the extent it must be disclosed pursuant to a binding order of a competent court or authority due to legal regulations.

For the avoidance of doubt Clauses 8.2 (i) and (ii) shall not operate to exclude the WP5 RESULTS and the RNT PROJECT RESULTS from the Confidential Information of the BIONTECH PARTIES.

8.3

The PARTIES undertake to make the CONFIDENTIAL INFORMATION available only to such employees, agents and THIRD PARTIES who, for the purposes of the relevant WP5 PROJECT, have a need to know the information, or to THIRD PARTIES who have a good faith interest in the acquisition of all or substantially all of the assets of the relevant branch of business of a PARTY, and to whom the same confidentiality obligations as entered into by the PARTIES were imposed also for the period after the termination of the employment, service or other relationship. Upon termination of the WP5 AGREEMENT, the receiving PARTY shall return all CONFIDENTIAL INFORMATION and copies thereof to the disclosing PARTY or, at the disclosing PARTY’s option, destroy them.

8.4

Neither PARTY shall make any publication during the term of this WP5 AGREEMENT and until [***] years after its termination, in so far as the interests of the other PARTIES may reasonably be affected, in particular if the planned publication contains WP5 RESULTS, without the consent of the PARTY concerned. The other PARTY shall be obliged to give its consent or to

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object within [***] weeks after receipt of the complete manuscript of the planned publication. If the PARTY does not object to publication within this period, consent shall be deemed granted. Publication may only be objected to for good cause. A good cause is in particular if (i) a PARTY intends to file patent applications for inventive contributions contained in the publication in good time, in which case [***] months after delivery of the complete manuscript of the planned publication and knowledge of the PARTIES of the WP5 RESULT eligible for patent protection are agreed as the maximum period by which a publication may be delayed for the purpose of the patent application, or (ii) the PARTIES have mutually determined not to file patent application but instead maintain an invention as a TRADE SECRET INVENTION, in which case the TRADE SECRET INVENTION and any data relating to it would not be published. However, in the event of an objection being raised against a publication, the PARTIES, especially insofar as final examinations, doctoral or postdoctoral theses are affected by the work in the project, shall endeavour in any case to jointly find a compromise in terms of time and/or content for early publication, taking into account the legal obligations and legitimate interests of their examinees, doctoral candidates or postdoctoral candidates concerned.

8.5	The confidentiality obligation shall continue for [***] years after termination of this WP5 AGREEMENT.

9.	Term, termination

9.1	This WP5 AGREEMENT shall enter into force as of the EFFECTIVE DATE and shall run for an indefinite period. It may be terminated by either PARTY with [***] months’ prior written notice.

9.2

Each individual WP5 PROJECT AGREEMENT shall commence on the date of its execution and shall terminate on the completion of the WP5 PROJECT WORK. The PARTIES may, subject to the following provisions of this clause 9, terminate individual WP5 PROJECT AGREEMENTS without affecting other existing WP5 PROJECT AGREEMENTS or may terminate all existing WP5 PROJECT AGREEMENTS. WP5 PROJECT AGREEMENTS, which have been signed at the time of a termination of this WP5 AGREEMENT as a whole pursuant to clause 9.1 shall remain unaffected by such termination and shall be continued in accordance with the provisions of this WP5

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AGREEMENT until completion of the relevant WP5 PROJECT WORK. Unless otherwise agreed in a WP5 PROJECT AGREEMENT, a WP5 PROJECT AGREEMENT may be terminated by BIONTECH at the end of the calendar month with [***] months’ notice.

9.3	The PARTIES’ right to terminate the contract for good cause shall remain unaffected.

9.4	Any termination must be in writing.

9.5	If a BIONTECH GROUP company terminates the WP5 AGREEMENT, the WP5 AGREEMENT between the remaining BIONTECH GROUP companies and TRON shall otherwise remain unchanged.

9.6	Clauses 5.1, 5.2, 5.3, 5.5, 5.6, 6, 7, 8, 9.6 and 10 shall continue to apply after termination of this WP5 AGREEMENT.

10.	Final provisions

10.1	The provisions of the LICENCE AGREEMENT shall not be affected by the provisions of this WP5 AGREEMENT and shall prevail over the provisions of this WP5 AGREEMENT in the event of any contradictions.

10.2

The PARTIES shall be entitled to transfer their rights and obligations under this WP5 AGREEMENT to their AFFILIATES; they shall also be entitled to transfer such rights and obligations to THIRD PARTIES together with all or substantially all of its business assets to which this WP5 AGREEMENT pertains. The PARTIES shall immediately notify each other of the above-mentioned transfers in writing in order to minimise any negative effects for the other PARTY, and, between the relevant PARTIES, any such permitted assignment will not enter into effect until the respective other PARTY’s receipt of such notice.

10.3	All notices from TRON to BIONTECH or from BIONTECH to TRON regarding this WP5 AGREEMENT shall be sent by post or by fax and confirmation copy by post to the following addresses of TRON and BIONTECH:

To TRON:

TRON-Translationale Onkologie

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an der Universitätsmedizin

der Johannes Gutenberg – Universität Mainz gemeinnützige GmbH

[***]

Freiligrathstraße 12

D-55131 Mainz, Germany

To BIONTECH:

BioNTech AG

An der Goldgrube 12

D-55131 Mainz, Germany

F.A.O [***]

10.4

To the extent that TRON has obligations to one or more companies of the BIONTECH GROUP under this WP5 AGREEMENT or otherwise in connection with a WP5 PROJECT, BIONTECH shall be entitled and obliged to receive the relevant service from TRON with effect of fulfilment (Erfüllungswirkung) for and against all companies of the BIONTECH GROUP affected.

10.5

This WP5 AGREEMENT is subject to the laws of Germany with the exception of the German conflicts of law provisions and without regard to the UN Convention on Contracts for the International Sale of Goods.

10.6

With regard to all disputes arising from or in connection with this WP5 AGREEMENT, mediation shall be conducted in accordance with the Conciliation Rules of the German Institution of Arbitration (Deutsche Institution für Schiedsgerichtsbarkeit e.V. – DIS) as amended at the initiation of the proceedings. The place of mediation shall be Frankfurt am Main, Germany. The number of mediators is one (1). The language of the mediation procedure is German. If the dispute is not settled under the rules of conciliation within [***] days after a request for mediation or within any other period agreed in writing by the PARTIES, each PARTY shall be entitled to resolve the dispute in accordance with clause 10.7.

10.7

After unsuccessful execution of the mediation procedure pursuant to clause 10.6, all disputes arising from or in connection with this WP5 AGREEEMENT or concerning its validity shall be settled in accordance with the arbitration rules of

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the DIS to the exclusion of the due process of law. The place of arbitration shall be Frankfurt am Main, Germany. The number of arbitrators shall be three (3). The language of the arbitration proceedings shall be German.

10.8

Should individual provisions of this WP5 AGREEMENT be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions. The PARTIES undertake without undue delay to replace an invalid or unenforceable provision by a valid or enforceable provision that comes as close as possible to the economic effect of the provision to be replaced.

10.9

In the event of any conflict between the WP5 PROJECTS and this WP5 AGREEMENT, this WP5 AGREEMENT shall prevail over the conflicting provisions of the WP5 PROJECT, unless the priority of the provisions of the WP5 PROJECT is expressly agreed between the relevant PARTIES of the WP5 PROJECT in the relevant WP5 PROJECT AGREEMENT.

10.10	Any amendments and changes to this WP5 AGREEMENT must be made in writing in the form of a document signed by the PARTIES. This also applies to the waiver of the written form requirement.

– Signature page follows –

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Place, date:

BioNTech SE

Signed by: [***]

Name: [***]

Title: [***]

BioNTech RNA Pharmaceuticals GmbH

Signed by: [***]

Name: [***]

Title: [***]

BioNTech Diagnostics GmbH

Signed by: [***]

Name: [***]

Title: [***]

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JPT Peptide Technologies GmbH

Signed by: [***]

Name: [***]

Title: [***]

TRON-Translationale Onkologie

at the Universitätsmedizin der Johannes Gutenberg – Universität Mainz gemeinnützige GmbH

Signed by: [***]	Signed by: [***]

Name: [***]	Name: [***]

Title: [***]	Title: [***]

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Annex 1:

List of WP5 PROJECTS covered by this WP5 AGREEMENT according to clause 2.2

Annex 1A – FIELD I WP5 PROJECTS

Project Name	Project No. Controlling	BNT Ref	Project Description	Field of Use*	Status 09.07.2019
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

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Annex 1B – FIELD II WP5 PROJECTS

Project Name	Project No. Controlling	BNT Ref	Project Description	Field of Use*	Status 09.07.2019
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]

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Project Name	Project No. Controlling	BNT Ref	Project Description	Field of Use*	Status 09.07.2019
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]

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Annex 2:

Template –WP5 PROJECT AGREEMENT

WP5 PROJECT AGREEMENT

PROJECT TITLE:

[Please insert Project title, BIONTECH and TRON Project ID]

(ACRONYM)

between

TRON Translational Oncology at the University Medical Centre of Johannes Gutenberg – University of Mainz, a non-profit-making company, Freiligrathstraße 12, D-55131 Mainz, Germany

(hereinafter referred to as “TRON”)

xxx

(hereinafter referred to as “BIONTECH”)

(TRON and BIONTECH hereinafter jointly referred to as the “Parties”)

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PREAMBLE

This individual agreement on a WP5 PROJECT (“Individual project”) is concluded between the parties on the basis of the “Framework Cooperation Agreement” between TRON and the companies of the BIONTECH GROUP (hereinafter referred to as the “WP5 AGREEMENT”).

1	Objectives and contents of the WP5 PROJECT

1.1 Short abstract

[Brief description of the background of the project (max. 300 characters incl. spaces)]

1.2 Objectives and FIELD

[Description of the WP5 project goals and the expected results and if applicable, the prerequisites for the execution of the project. The field of use to which the results of the activities under this WP5 PROJECT will be granted (“Field” as defined under “1. Definitions” in the WP5 AGREEMENT)].

1.3 Work plan and time lines

The WP5 PROJECT WORK comprise the following activities in detail:

[Overview of work packages, if necessary, interactions between work packages, if available work package flowchart (UML). Description of the individual work packages including responsibilities and the planned deliverables for each work package]

#	Description	Start – End	Deliverables
WP1	SHORT TITLE	QX20XX-QX20XX	XXX
WP2	SHORT TITLE	QX20XX-QX20XX	XXX

WPI TITLE

[Description of the scientific rationale including the departments/persons involved, specification of the expected results including the technologies and methods required for this; if required, detailed structuring of the work packages into sub-work packages; definition of milestones and deliverables for each work package; definition of termination criteria if required] (max. 300 characters incl. spaces)

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WP2 TITLE

[Description of the scientific rationale including the departments/persons involved, specification of the expected results including the technologies and methods required for this; if required, detailed structuring of the work packages into sub-work packages; definition of milestones and deliverables for each work package; definition of termination criteria if required] (max. 300 characters incl. spaces)

2 Scope of the PROJECT SERVICES and budget

#	Estimated effort	Remuneration
WP1	[Short description of WP1 activities (staining, sequencing etc.]	according to actual expenses
WP2	[Short description of WP1 activities (staining, sequencing etc.]	according to actual expenses

2.1 The remuneration to be paid to TRON for the WP5 PROJECT WORK in accordance with clause 6.1 of the WP5 AGREEMENT shall be based on the actual expenses incurred by TRON.

2.2 Invoicing for all WP5 PROJECT WORK shall be carried out in accordance with clause 6.2 of the WP5 AGREEMENT.

3	Materials for carrying out the PROJECT SERVICES

3.1 BIONTECH shall provide TRON (if applicable through THIRD PARTIES) with the following materials free of charge for the performance of the WP5 PROJECT WORK:

Materials	Intended use	Quantity

4	Project assignment and contact persons

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Project number/cost centre
BIONTECH project number:
TRON project number:

The parties shall appoint the following contact persons for the WP5 PROJECT:

BIONTECH project management:
Name:
Position:
Email:
BIONTECH project management:
Name:
Position:
Email:

TRON project management:
Name:
Position:
Email:

The parties shall inform each other in good time in writing about any changes to the project number/cost centre or the contact person.

5	Documentation and data transfer

TRON documents all WP5-PROJECT-related work according to internal documentation standards (order forms, handover protocols, laboratory books). Data is stored in a WP5 PROJECT folder on the shared cooperation drive (TRON’s K-drive or BioNTech sharepoint) with defined access rules.

[If necessary, make a note of additional documentation here. In particular, please detail here if you anticipate that an R&D study report for regulatory purposes may be required. If that may be the case, please specify here whether such report shall follow TRON R&D Reporting SOP. Please outline responsible person for such report. A tabular format may be chosen.]

6	Term

This individual order shall become effective upon signature of both parties with an effective date of xx.xx.xx.xxxx.

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7	Final clauses

Unless expressly agreed otherwise in this individual order between the parties, all provisions of the WP5 AGREEMENT shall apply to this individual order without restriction.

BIONTECH

Mainz, Germany,

Name:

Title: CFO

TRON

Mainz, Germany,                                  Mainz, Germany,

Name:    Name:

Title:    CEO Title:CEO

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This annex is an English translation of a document prepared in German. In preparing this document, an attempt has been made to translate as literally as possible without jeopardizing the overall continuity of the text. Inevitably, however, differences may occur in translation and if they do, the German text will govern by law.

In this translation, German legal concepts are expressed in English terms and not in their original German terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

Annex 3

TEMPLATE of a declaration for persons involved in WP5 PROJECTS who are not employed by TRON or a subcontractor involved in the relevant WP5 PROJECT (e.g. undergraduates, doctoral candidates, students)

During my work for the <Institution> when working on a project that will be carried out under the “Framework Cooperation Agreement” between TRON and the companies of the BIONTECH GROUP (“WP5 AGREEMENT”), I hereby commit:

(i)

to observing the attached confidentiality obligation (excerpt from the WP5 AGREEMENT) which is known to me and which I have referred to in this statement as annex, which is primarily incumbent upon TRON with regard to the relevant companies of the BIONTECH GROUP within the context of the above-mentioned research services; and

(ii)

to waiving the assertion of any negative right of publication under Article 42 no. 2 of the German Employee Inventions Act with regard to all results achieved by me in connection with the above-mentioned project, provided that the German Employee Inventions Act and this Article are applicable to me; and

(iii)

to reporting to TRON all inventions arising within the context of my participation in the project and to transfer all results generated by me within the context of my participation in the project and all rights thereto to TRON; I hereby transfer all results generated by me within the context of my participation in the project and all rights thereto to TRON. If a transfer cannot yet take place for legal reasons, I hereby undertake to make the necessary declarations to TRON for the transfer after the generation of the results.

Name:

First name:

Signature:

Acceptance by TRON:

Name:

First name:

Signature:

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Annex 4

List of Patent Applications (as of the date of execution of this WP5 AGREEMENT) which covers WP5 PROJECTS covered by this WP5 AGREEMENT

BNT file no.	Applicant	Title	Priority Date	Ref. no. - 1st app. or app. claiming priority (Publication no.)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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BNT file no.	Applicant	Title	Priority Date	Ref. no. - 1st app. or app. claiming priority (Publication no.)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Strictly confidential	41